U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 25, 2005


                      URBAN TELEVISION NETWORK CORPORATION
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             (Exact Name of registrant as specified in its Charter)




        Nevada                       33-58972                    22-2800078
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(State of Incorporation)        Commission File No.            (IRS Employer
                                                             Identification No.)



2707 South Cooper St.  Suite 119   Arlington, TX                    76015
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, (   817   )      303       -      7449
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                     (Registrant's former name and address)

Item 8.01 Other Events.

On August 25, 2005, Jacob R. Miles III, Chief Executive Officer, issued a press release on the progress of the Company during his first ninety days related to its extreme makeover, its strategic direction, revenue model, programming and branding initiatives.

A copy of the press release issued by the Company detailing Mr. Miles' comments is filed as Exhibit (99) to this Form 8-K.



 Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

(99)     Urban Televison Network Corporation New Release dated August 25, 2005.





SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Urban Television Network Corporation
Dated: August 25, 2005
                                             /s/ Randy Moseley
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                                            By: Randy Moseley
                                            Title: Chief Financial Officer